Exhibit 10.2

SYNTA PHARMACEUTICALS CORP.

AMENDED AND RESTATED*

DIRECTOR COMPENSATION POLICY

The Board of Directors of Synta Pharmaceuticals Corp. (the “Company”) has approved the following policy which establishes compensation to be paid to non-employee directors of the Company, to provide an inducement to obtain and retain the services of qualified persons to serve as members of the Company’s Board of Directors.  Each such director will receive as compensation for his or her services (i) a stock option grant upon his or her initial appointment or election to the Board of Directors of the Company, (ii) an annual fee payable in cash and/or stock for service on the Board of Directors and an additional annual fee or fees payable in cash and/or stock for service on a Committee or Committees of the Board of Directors, (iii) an annual stock option grant and (iv) additional fees for service as Chairman of the Board of Directors, all as further set forth herein.

Applicable Persons

This Policy shall apply to each director of the Company who (a) is not an employee of the Company or any Affiliate and (b) does not receive compensation as a consultant to the Company or any Affiliate unless such compensation is received solely for services provided as a member of the Scientific Advisory Board (each, an “Outside Director”).  Affiliate shall mean a corporation which is a direct or indirect parent or subsidiary of the Company, as determined pursuant to Section 424 of the Internal Revenue Code of 1986, as amended.

Stock Option Grant Upon Initial Appointment or Election as a Director

Number of Shares

Each new Outside Director on the date of his or her initial appointment or election to the Board of Directors, shall be automatically and without any further action required by the Board of Directors granted a non-qualified stock option to purchase 20,000 shares of the Company’s common stock under the Company’s then applicable stockholder-approved stock plan (the “Stock Plan”), subject to automatic adjustment in the event of any stock split or other recapitalization affecting the Company’s common stock.

Vesting Provision

Such option shall vest as to 25% of such grant on the first anniversary of the date of grant of the option and as to an additional 6.25% of such grant on the last day of each successive three month period thereafter, provided such Outside Director continues to serve as a member of the Board of Directors on each applicable date.  However, in the event of termination of service of an Outside Director, such option shall vest to the extent of a pro rata portion through the Outside Director’s last day of service based on the number of days accrued in the applicable period prior to his or her termination of service.

*  Amended and Restated as of March 18, 2014.

Exercise Price and Term of Option

Each option granted shall have an exercise price per share equal to the Fair Market Value (as defined in the Stock Plan) of the shares of common stock of the Company on the date of grant of the option, have a term of ten years and shall be subject to the terms and conditions of the Stock Plan.  Each such option grant shall be evidenced by the issuance of a non-qualified stock option agreement.

Early Termination of Option Upon Termination of Service

If an Outside Director:

a.                                      ceases to be a member of the Board of Directors for any reason other than death or disability, any then vested and unexercised options granted to such Outside Director may be exercised by the director within a period of three months after the date the director ceases to be a member of the Board of Directors and in no event later than the expiration date of the option; or

b.                                      ceases to be a member of the Board of Directors by reason of his or her death or disability, any then vested and unexercised options granted to such director may be exercised by the director (or by the director’s personal representative, or the director’s survivors) within a period of one year after the date the director ceases to be a member of the Board of Directors and in no event later than the expiration date of the option.

Annual Fee and Board Committee Compensation

Annual Fee to Each Outside Director (the “Annual Fee”)

Each Outside Director shall be compensated on an annual basis for providing services to the Company.  Except as otherwise set forth in this Policy, director compensation shall be paid for the period from July 1 through June 30 of each year.  Each Outside Director shall receive such compensation consisting of one of the following combinations of cash and/or a grant of common stock, subject to certain contractual restrictions, under the Stock Plan, at the election of each Outside Director, as follows:

•                  $40,000 cash,

•                  $30,000 cash and such number of shares of the Company’s common stock as is equal to $10,000 on the Annual Grant Date (as defined below),

•                  $20,000 cash and such number of shares of the Company’s common stock as is equal to $20,000 on the Annual Grant Date,

•                  $10,000 cash and such number of shares of the Company’s common stock as is equal to $30,000 on the Annual Grant Date, or

•                  such number of shares of the Company’s common stock as is equal to $40,000 on the Annual Grant Date.

Board Committee Compensation

Each Outside Director shall also receive an annual fee of $5,000 for each Committee of the Board of Directors, other than the Executive Committee, on which such individual serves.  However, the Chairman of each Committee, other than the Audit Committee, shall receive an annual fee of $10,000, and the Chairman of the Audit Committee shall receive an annual fee of $15,000 for services as Chairman in lieu of such $5,000 fee.  Each Outside Director shall receive such compensation, which is referred to herein with respect to service on each such Committee of the Board of Directors as the “Committee Fee”, for the period from July 1 through June 30 of each year consisting of one of the following combinations of cash and/or a grant of common stock, subject to certain contractual restrictions, under the Stock Plan, at the election of each Outside Director, as follows:

•                  cash in the full dollar amount of each Outside Director’s Committee Fee,

•                  such number of shares of the Company’s common stock as is equal to the full dollar amount of each Outside Director’s Committee Fee on the Annual Grant Date, or

•                  any combination of cash or grant of shares of the Company’s common stock in 25% increments that equals the full dollar amount of each Outside Director’s Committee Fee.

Executive Committee Fee

Each member of the Executive Committee shall be entitled to receive cash in the amount of $3,000 per quarter of service, which shall be payable solely in cash, prorated for partial quarters.  Such fee will not be subject to the election provided for in the preceding paragraph.

Additional Annual Fee to Outside Director Serving as Chairman of the Board (the “Annual Chairman Fee”)

If the Chairman of the Board of Directors is an Outside Director, he or she shall receive an additional annual fee of $20,000 for the period from July 1 through June 30 of each year.  Such compensation shall consist of one of the following combinations of cash and/or a grant of common stock, subject to certain contractual restrictions, under the Stock Plan, at the election of the Chairman of the Board, as follows:

•                  $20,000 cash,

•                  such number of shares of the Company’s common stock as is equal to $20,000 on the Annual Grant Date, or

•                  any combination of cash or grant of shares of the Company’s common stock in 25% increments that equals $20,000.

Calculation of Shares

The number of shares to be received by an Outside Director shall be calculated by dividing the applicable total dollar amount that the Outside Director has elected to be paid in shares of common stock by the Fair Market Value (as defined in the Stock Plan) of the shares of common stock of the Company on the Annual Grant Date (rounded down to the nearest whole number so that no fractional shares shall be issued).

Election

Each Outside Director shall make an election on the form provided by the Company, indicating the combination of cash and/or stock elected, as of or prior to June 30 of each year.  In the event that an Outside Director has not submitted his or her election for the applicable year by June 30, then the election of such Outside Director shall be deemed to be the same as the election made by such Outside Director for the prior year.

Cash Payments

Any cash payments to be paid to an Outside Director under this Policy shall be paid quarterly in arrears as of the last day of each calendar quarter, with the first quarter commencing on July 1, as follows:  September 30, December 31, March 31 and June 30, provided such Outside Director continues to serve as a member of the Board of Directors, as a member or Chair (as applicable) of such Committee, or as Chairman of the Board, as applicable, as of the applicable date.  If an Outside Director dies, resigns or is removed during any quarter, he or she shall be entitled to a cash payment for his or her fees on a pro rata basis through his or her last day of service as a member of the Board of Directors, as a member or Chair (as applicable) of such Committee, or as Chairman of the Board, as applicable.

Restricted Stock Grants

Shares of common stock issued pursuant to this Policy shall be automatically and without any further action required by the Board of Directors granted on July 1 of each year (the “Annual Grant Date”).

Any shares issued pursuant to this Policy shall be subject to a lapsing forfeiture right such that the shares shall be subject to forfeiture to the Company if such Outside Director is not serving as a member of the Board of Directors, as a member or Chair (as applicable) of such Committee, or as Chairman of the Board, as applicable, as of the end of the applicable quarter, with the first quarter commencing on July 1, as follows: the forfeiture right shall lapse as to 25% of each such grant on each of September 30, December 31, March 31 and June 30 thereafter, provided such Outside Director continues to serve as a member of the Board of Directors, as a member or Chair (as applicable) of such Committee, or as Chairman of the Board, as applicable, as of the applicable date.

Initial Annual Fee, Committee Fee and Annual Chairman Fee For Newly Appointed or Elected Directors

Each Outside Director who is first appointed or elected to the Board of Directors after the date of the adoption of this Policy shall receive his or her first year’s Annual Fee, and, as applicable Committee Fee and/or Annual Chairman Fee, prorated in accordance with the terms of this Policy from the beginning of the next calendar quarter after his or her initial appointment or election through the following June 30.  Each such Outside Director shall make an election prior to the beginning of the next calendar quarter after his or her initial appointment or election as to the combination of cash and/or stock.  Any shares to be issued to such Outside Director as part of such compensation shall be automatically and without any further action required by the Board of Directors granted on the first day of such next calendar quarter.  Any such shares shall be subject to a pro rata lapsing forfeiture right as of the last day of each quarter remaining in such initial period, provided, with respect to the Annual Fee and any Committee Fee, such Outside Director continues to serve as a member of the Board of Directors or as a member or Chair (as applicable) of such Committee, as applicable, or, with respect to the Annual Chairman Fee, such Outside Director continues to serve as Chairman of the Board, as of the end of the applicable quarter.

Purchase Price and Other Provisions Applicable to All Stock Grants

Shares granted shall have a purchase price equal to the par value of the common stock on the Annual Grant Date and shall be subject to the terms and conditions of the Stock Plan.  The terms of such grant shall be evidenced by a restricted stock agreement to be entered into between the Company and the Outside Director.  In addition, in the event of termination of service of an Outside Director, or termination of service as Chairman of the Board, as applicable, the Company’s lapsing forfeiture right shall be deemed to have lapsed to the extent of a pro rata portion of the shares through the Outside Director’s last day of service as a member of the Board of Directors, as a member or Chair (as applicable) of such Committee, or as Chairman of the Board, as applicable, based on the number of days accrued in the applicable quarterly period prior to his or her termination of service.

Annual Stock Option Grant

Number of Shares and Date of Grant

Each year, each Outside Director shall be granted a non-qualified stock option to purchase 10,000 shares of the Company’s common stock under the Stock Plan, subject to automatic adjustment in the event of any stock split or other recapitalization affecting the Company’s common stock (the “Annual Stock Option Grants”). In addition, each year, if the Chairman of the Board is an Outside Director, he or she shall be granted an additional non-qualified stock option to purchase 4,500 shares of the Company’s common stock under the Stock Plan, subject to automatic adjustment in the event of any stock split or other recapitalization affecting the Company’s common stock (the “Annual Chairman Stock Option Grant”).  The Annual Stock Option Grants and the Annual Chairman Stock Option Grant shall be automatically and without any further action required by the Board of Directors granted on the Annual Grant Date.

Vesting Provision

Each Annual Stock Option Grant shall commence vesting on July 1 of the year of grant and shall vest as to 25% of such grant on each of September 30, December 31, March 31 and June 30 thereafter, provided such Outside Director continues to serve as a member of the Board of Directors.  Each Annual Chairman Stock Option Grant shall commence vesting on July 1 of the year of grant and shall vest as to 25% of such grant on each of September 30, December 31, March 31 and June 30 thereafter, provided such Outside Director continues to serve as Chairman of the Board. However, in the event of termination of service of an Outside Director, or termination of service as Chairman of the Board, as applicable, such option shall vest to the extent of a pro rata portion through the Outside Director’s last day of service as a member of the Board of Directors, or the last day of service as Chairman of the Board, as applicable, based on the number of days accrued in the applicable quarterly period prior to his or her termination of service.

Exercise Price and Term of Option

Each option granted shall have an exercise price per share equal to the Fair Market Value (as defined in the Stock Plan) of the shares of common stock of the Company on the Annual Grant Date, have a term of ten years and shall be subject to the terms and conditions of the Stock Plan.  Each such option grant shall be evidenced by the issuance of a non-qualified stock option agreement.

Early Termination of Option Upon Termination of Service

If an Outside Director:

a.                                      ceases to be a member of the Board of Directors for any reason other than death or disability, any then vested and unexercised options granted to such Outside Director may be exercised by the director within a period of three months after the date the director ceases to be a member of the Board of Directors and in no event later than the expiration date of the option; or

b.                                      ceases to be a member of the Board of Directors by reason of his or her death or disability, any then vested and unexercised options granted to such director may be exercised by the director (or by the director’s personal representative, or the director’s survivors) within a period of one year after the date the director ceases to be a member of the Board of Directors and in no event later than the expiration date of the option.

Expenses

Upon presentation of documentation of such expenses reasonably satisfactory to the Company, each Outside Director shall be reimbursed for his or her reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board of Directors, Committees thereof or in connection with other Board related business.

Amendments

The Board of Directors shall review this Policy from time to time to assess whether any amendments in the type and amount of compensation provided herein should be adjusted in order to fulfill the objectives of this Policy.

DATED:  March 6, 2012